LEGG MASON, INC. AMENDED AND RESTASTED DEFERRED COMPENSATION FUND PLAN AMENDED AND RESTATED EFFECTIVE OCTOBER 6, 2023

LEGG MASON, INC. AMENDED AND RESTATED DEFERRED COMPENSATION FUND PLAN (As amended and restated effective October 6, 2023) THIS AMENDED AND RESTATED LEGG MASON, INC. DEFERRED COMPENSATION FUND PLAN, as amended and restated effective February 1, 2021, and hereby further amended and restated effective October 6, 2023 (the “Plan”), was adopted by LEGG MASON, INC. (the “Company”) subject to the terms and conditions hereinafter set forth, as may be further amended from time to time. R E C I T A L S WHEREAS, the Company maintains the Plan; WHEREAS, effective as of the close of business on December 31, 2020, the Plan was frozen and no deferrals of compensation have been, or will be, permitted under the Plan thereafter; WHEREAS, Legg Mason & Co., LLC (“LM & Co.”) maintained the Legg Mason & Co., LLC Deferred Compensation/Phantom Stock Fund Plan (2020 Amending Restatement), effective as of August 1, 2020 (the “Phantom Plan”); WHEREAS, effective as of the close of business on December 31, 2015, the Phantom Plan was frozen and no deferrals of compensation have been, or will be, permitted under the Phantom Plan thereafter; WHEREAS, pursuant to its authority under Article X of the Phantom Plan, LM & Co. was authorized to amend the Phantom Plan at any time; and WHEREAS, as of the Effective Date, the Company merged the Phantom Plan with and into the Plan to provide for the combined documentation and administration of the Phantom Plan and the Plan and the distribution of the accounts previously established thereunder pursuant to the Plan. NOW, THEREFORE, the Company hereby amends and restates the Plan, effective as of the amendment date first set forth above. ARTICLE I General 1.1. Purpose of Plan – The Company has adopted the Plan to facilitate the administration, including distribution, of Account balances credited to the Plan as of the Effective Date.

1.2. Nature of Plan – The Plan is intended to be a non-qualified, unfunded plan maintained to provide deferred compensation to a select group of management and/or highly compensated employees, and is not intended to be subject to ERISA (other than Title I, Subtitle B, Part 1, Reporting and Disclosure, and Title I, Subtitle B, Part 5, Administration and Enforcement). The Plan is intended to comply in form and operation with Section 409A and shall be so interpreted. 1.3. Provisions Applicable to Phantom Plan – Notwithstanding any other provisions of the Plan to the contrary, the following shall be applicable: 1.3.1 Subject to the conditions and limitations of the Plan, each person who is a participant under the Phantom Plan immediately prior to the Effective Date will continue as a Participant under the Plan (each, a “Phantom Participant” and collectively, “Phantom Participants”). 1.3.2 Amounts being paid to a former participant or beneficiary in accordance with the provisions of the Phantom Plan shall continue to be paid in accordance with the corresponding payment provisions of the Plan. 1.3.3 Any election or beneficiary designation in effect under the Phantom Plan immediately prior to the Effective Date shall be deemed to be a valid election or designation filed with the Company under the Plan, to the extent consistent with the provisions of the Plan, unless and until (subject to the limitations set forth in the Plan) the Participant revokes such election or designation or makes a new election or designation under the Plan. 1.4. Frozen Status of the Plan – No deferrals of Compensation have been, or will be, permitted under the Plan on or following the Effective Date. 1.5. The Plan Year – To the extent necessary for accounting or reporting purposes, the Plan shall have a fiscal year which shall be the calendar year. ARTICLE II Definitions 2.1. Definitions – The following terms, as used herein, unless a different meaning is implied by the context, shall have the following meanings: Account – The account established for each Participant pursuant to Section 5.1, including, with respect to Phantom Participants, the account previously established for each Phantom Participant under the Phantom Plan. Administrative Committee – The Administrative Committee appointed under Section 8.3 to serve as Administrator. Administrator – The person, group or entity designated in accordance with the provisions of ARTICLE VIII to administer and operate the Plan.

Affiliate – Any member of the Employer Group other than the Sponsor. An entity which qualifies as an Affiliate solely because of the proviso in the definition of Employer Group substituting “at least 25%” for “at least 80%” in the cited authorities shall be referred to herein as an “unrelated” Affiliate in those instances where such distinction is required. Beneficiary – Any person or persons so designated in accordance with the provisions of Section 7.2. Code – The Internal Revenue Code of 1986, or any provision or section thereof herein specifically referred to, as such Code, provision or section may from time to time be amended or replaced. Company – Legg Mason, Inc., a corporation duly organized and existing under the laws of the State of Maryland, and its successors and assigns, unless otherwise herein provided. Compensation – A Participant’s compensation for services performed for the Company or an Affiliate for purposes of calculating the Participant’s deferrals under the Plan or the Phantom Plan, as applicable. Compensation Deferral Agreement – The written or electronic agreement whereby a Participant elected to commence or resume participation in the Plan or the Phantom Plan, as applicable, and to defer Compensation pursuant to the terms of the Plan or the Phantom Plan, as applicable. Covered Employee – Any Employee who is determined by the Administrator, in its sole and absolute discretion, to be a member of “a select group of management or highly compensated employees” within the meaning of Sections 201(2), 301(a)(3) and 401(a)(1) of ERISA. Distribution Date – The date on which a distribution is made pursuant to the terms of the Plan. Distribution Event – As applicable, (i) the date of a Participant’s Separation from Service or death, August 1 of the fifth (5th) calendar year following an Election Year for which an in-service distribution is elected or any other permitted distribution event under Section 409A by reason of which the Participant becomes entitled to a benefit distribution under the terms of the Plan, or (ii) with respect to Phantom Participants, the sixth (6th) business day following the date of a Phantom Participant’s Separation from Service or death, or following the date of any other event by reason of which the Phantom Participant becomes entitled to a benefit distribution under the terms of the Plan. Effective Date – The initial effective date of the amendment and restatement of the Plan to reflect the merger of the Phantom Plan with and into the Plan is February 1, 2021. Election Year – The twelve (12)-month period to which a deferral election applies. The Election Year shall be the calendar year in all cases. Notwithstanding anything herein to the contrary, no Election Year shall begin after (i) December 31, 2020, or (ii) with respect Phantom Participants, December 31, 2015. Employee – Any person employed by the Company or an Affiliate that adopts the Plan. Employer Group – A group of employers consisting of the Company and all other employers who are treated as a single employer under Section 414(b) and/or (c) of the Code; provided, however, that “at least 25%” shall be substituted for “at least 80%” in each place such phrase appears in Sections 1563(a)(1), (2) and (3) of the Code for purposes of applying Section 414(b) of the Code, and in § 1.414(c)-2 of the Regulations. ERISA – The Employee Retirement Income Security Act of 1974, or any provision or section thereof herein specifically referred to, as such Act, provision or section may from time to time be amended or replaced. FT Funds – Mutual, money market or index funds sponsored by Parent, a subsidiary of Parent, any entity in which Parent has a twenty-five percent (25%) or greater ownership interest, an Affiliate or any third party pursuant to the terms of the Parent 401(k) Plan. Notwithstanding the foregoing, and for the avoidance of doubt, investment in a FT Fund through a self-directed brokerage option under the Parent 401(k) Plan is not permitted as an investment option under this Plan. Leave of Absence – An authorized absence from active employment under circumstances which are not treated by the Administrator as a Separation from Service, and with respect to which there is a reasonable expectation that the Participant will return to perform further services for the Employer Group. LM 401(k) Plan – The Legg Mason Profit Sharing and 401(k) Plan and Trust (as amended from time to time). Parent – Franklin Resources, Inc. Parent 401(k) Plan – The Franklin Templeton 401(k) Retirement Plan, as amended from time to time. Participant – Any person, including, where appropriate according to the context of the Plan, any former Employee, who has an Account (with an undistributed balance) under the Plan. Payment Option Election – A written or electronic election pursuant to the Plan or the Phantom Plan, as applicable, whereby a Participant elected the form and/or timing of the distribution of all or a portion of the Participant’s Account. Plan – The plan set forth herein, as amended from time to time.

Regulations – Regulatory guidance promulgated by the Treasury Department with respect to Section 409A and, where appropriate, other sections of the Code (as such regulations are presently written or subsequently proposed, finalized, amended, supplemented or replaced). Return – The amount calculated under Section 5.5. Section 409A – Section 409A of the Code (as now or hereafter amended or replaced) and the Regulations and other Internal Revenue Service guidance issued thereunder. Separation from Service – A retirement or other termination of employment with the Employer Group under circumstances which do not constitute a Leave of Absence, and which meet the requirements of Regulations Section 1.409A-1(h). Where appropriate to the context, a Participant’s termination of employment by reason of death shall be deemed to be a Separation from Service. Notwithstanding the foregoing, a Leave of Absence shall be deemed to constitute a Separation from Service if the period of leave exceeds six (6) months (or such longer period for which the Participant retains re-employment rights with the Employer Group under an applicable statute or contract). However, if the Leave of Absence is due to a medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than six (6) months, which impairment causes the Participant to be unable to perform the duties of his or her position of employment or any substantially similar position of employment, a twenty-nine (29)-month period of absence shall be substituted for such six (6)-month period. Sponsor – The Company and its successors and assigns. Value – The contributions and Return allocated to an Account less the amount of any distributions and forfeitures from the Account hereunder. 2.2. Statutory References – Statutory references in the Plan shall incorporate by reference all regulations, rulings, procedures, releases and other position statements issued by the relevant governmental agency with respect to such statutory provision. ARTICLE III Participation 3.1. Participation – In accordance with Section 1.3, each participant under the Plan or the Phantom Plan, as applicable, immediately prior to the Effective Date shall continue as a Participant under the Plan until such time as there is no longer an undistributed balance in the Participant’s Account.

ARTICLE IV Contributions 4.1. Nature of Contributions – Contributions described in this ARTICLE IV shall not represent actual deposits to a separate fund or trust, but shall be bookkeeping entries in the form of credits to the Accounts of the Participants on whose behalf the contributions were made. 4.2. Compensation Deferral Contributions – By so electing in his or her Compensation Deferral Agreement, each Participant elected to defer Compensation (which would otherwise have been paid to the Participant) pursuant to the terms of the Plan or Phantom Plan, as applicable, and, in lieu of payment of the deferred portion of the Participant’s Compensation to the Participant as earned, the deferred Compensation was credited to the Participant’s Account. 4.3. Effect of Compensation Deferrals – With respect to any other employee benefit or welfare plan sponsored by the Company or an Affiliate under which the amount of any benefit is based on the compensation paid to an employee, a Participant’s compensation for the purpose of such employee benefit or welfare plan shall not include the amount of any Compensation deferrals under the Plan, unless otherwise specifically provided in such other plan. ARTICLE V Participant Accounts 5.1. Account Established for Each Participant – An individual Account shall be established on the books of the Company or an Affiliate in the name of each Participant, for the purpose of accounting for contributions credited to, and benefits paid to or on behalf of, the Participant, and to account for incremental adjustments pursuant to Sections 5.4 and 5.5. Each Account shall be divided into such subaccounts, if any, as the Administrator deems appropriate to properly implement the provisions of the Plan. 5.2. Phantom Participants – An Account shall be established for each Phantom Participant (or a subaccount, as applicable), the opening balance of which shall be an amount equal to the product of (x) the fair market value of a share of common stock of Parent determined based on the average of the closing prices on the principal exchange on which the shares are traded for the five (5) business days immediately preceding the Effective Date, and (y) the number of units credited to a Phantom Participant’s Account as of the close of business on January 31, 2021. 5.3. No Funding Requirement – 5.3.1 General – Neither the Company nor any Affiliate shall be required to purchase, hold or dispose of any investments with respect to amounts credited to the Account, their only obligation being to make payments as described in ARTICLE VII. Should the Company or an Affiliate elect to make contributions to a trust (hereinafter referred to as a “Trust”) to assist the Company or Affiliate in paying the benefits which may accrue hereunder, the amounts contributed shall be used to purchase the deemed investments under Section 5.4, subject to application of the provisions of this Section 5.3 to the actual investments. However, contributions to a Trust shall not reduce or otherwise affect the Company’s or Affiliate’s liability to pay benefits under the Plan (which benefits may be paid from a Trust or from the Company’s or Affiliate’s general assets, in the discretion of the Administrator), except that the Company’s or Affiliate’s liability shall be reduced by actual benefit payments from a Trust (and the Account shall be appropriately adjusted to reflect such payments). If any such investments, or any contributions to a Trust, are made by the Company or an Affiliate, such investments shall have been made solely for the purpose of aiding the Company or Affiliate in meeting its obligations under the Plan. To the extent that the Company or Affiliate does, in its discretion, purchase or hold any such investments (other than through contributions to the Trust), the Company or Affiliate will be named sole owner of all such investments and of all rights and privileges conferred by the terms of the instruments or certificates evidencing such investments. Nothing stated herein will cause such investments, or a Trust, to form part of the Account, or to be treated as anything but the general assets of the Company or Affiliate, subject to the claims of its general creditors, nor will anything stated herein cause such investments, or a Trust, to represent the vested, secured or preferred interest of the Participant or his or her Beneficiaries. The Company or Affiliate shall have the right at any time to use such investments not held in the Trust in the ordinary course of its business. Neither the Participant nor any of his or her Beneficiaries shall at any time have any interest in the Account or a Trust or in any such investments, except as a general, unsecured creditor of the Company or any Affiliate to the extent of the deferred compensation arrangement which is the subject of the Plan. 5.3.2 Off-Shore Prohibition – To the extent that the Company or an Affiliate actually makes contributions to a Trust, or otherwise directly or indirectly sets aside assets to assist in paying any benefits which may accrue hereunder, then, except as otherwise permitted by regulations or other guidance issued by the Internal Revenue Service under Section 409A(b), neither such assets, nor a Trust itself, shall be located or transferred outside of the United States (except to a foreign jurisdiction in which substantially all of the services giving rise to the benefits accruing hereunder are performed). 5.4. FT Funds – A Participant’s Account shall be deemed to be invested in the FT Funds designated or deemed designated by the Participant in accordance with this Section 5.4 or Section 5.6 for the purpose of determining the Account’s Value, which shall be the amount of contributions credited to the Account, together with the Return (positive or negative) on the Account, less any distributions or forfeitures from the Account. However, a Participant’s Account does not represent the Participant’s ownership of, or any ownership interest in, any FT Fund. Except as the Administrator shall otherwise determine, the FT Funds available for designation by Participants under the Plan shall be the same as those FT Funds in the Parent 401(k) Plan as of any relevant time, and, until such time that the LM 401(k) Plan is dissolved or a fund is no longer available for designation under the LM 401(k) Plan, any FT Funds available for designation by Participants in the LM 401(k) Plan as of the Effective Date, in each case, excluding any funds the Administrator chooses to exclude. However, the Administrator may, in its sole discretion, alter, modify, or eliminate any FT Fund option that is used to calculate the Return on any of the Participant’s Accounts under the Plan in accordance with changes made under the Parent 401(k) Plan, the LM 401(k) Plan or otherwise. In the event the Administrator so alters, modifies or eliminates any FT Fund option, the Administrator shall, in its sole discretion, determine the appropriate reallocation of the FT Funds or substitution of another FT Fund that shall be used to calculate the Return on the affected Participant’s Accounts; provided that, except as the

Administrator shall otherwise determine, if such alteration, modification or elimination of an FT Fund option occurs as a result of a similar action taken under the Parent 401(k) Plan or the LM 401(k) Plan, as applicable, any reallocation of the FT Funds or substitution of another FT Fund hereunder shall track such reallocation or substitution under the Parent 401(k) Plan or the LM 401(k) Plan, as applicable. The FT Funds resulting from such reallocation or substitution shall be deemed to have been designated by the Participant until such time as a different designation of FT Funds by the Participant as to the respective amounts in the Participant’s Account takes effect. 5.5. Return – Each Participant’s Account will be adjusted from time to time (at least monthly) to reflect the gains and losses that would be ascribed to the Account if the amounts credited to the Account were actually invested in the FT Funds designated or deemed designated by the Participant. In the event an FT Fund designated or deemed designated by a Participant pays dividends, distributes capital gains, or makes other distributions, the amount of such dividends and distributions shall be credited to the Participant’s Account as of the time of such adjustments and treated as part of the Return. 5.6. Participant Investment Designations – The Administrator may establish uniform rules and procedures to be followed with respect to the deemed investment of Participants’ Accounts in FT Funds. Participant investment designations shall be governed by the following provisions: 5.6.1 The Administrator shall determine the manner, period, and frequency of investment designations (e.g., daily, weekly, monthly, quarterly or annually). Different terms and conditions may be specified for different FT Funds (e.g., monthly designations for one FT Fund and quarterly designations for another FT Fund). Any term or condition imposed by the Administrator may apply to a Participant’s entire Account or may be applied separately to different investment media or to different types of contributions. 5.6.2 Except as the Administrator shall otherwise determine, any initial or subsequent investment designation shall be in writing or filed electronically, on a form or in a format supplied or approved by the Administrator or its designee, and filed with the Administrator or its designee, and shall be effective on such date as may be specified by the Administrator or its designee. The Administrator may arrange for telephone, internet or other electronic investment designations, and may establish (and thereafter change) a limit on the number of investment designations that may be made by any Participant during a specified period. 5.6.3 With respect to Phantom Participants, each Phantom Participant’s Account shall be deemed invested in the Franklin U.S. Government Money Market Fund (FRRXX) as of the Effective Date until an investment designation is properly filed with the Administrator or its designee thereafter in accordance with this Section 5.6. 5.6.4 All contributions and other amounts added to a Participant’s Account (except for the Return on an FT Fund) shall be allocated among the separate FT Funds available in accordance with the then effective investment designation or deemed designation. Except as the Administrator shall otherwise determine, any distributions hereunder shall be taken proportionately from each separate FT Fund to which the Account is allocated at the time of the distribution. Any new investment designation may designate that, as of the date the new designation takes effect, the entire balance of the Participant’s Account at that date shall be reallocated among the designated FT Funds according to the percentages specified in the investment designations. No reallocations of the Participant’s Account are to be made merely to adjust for disproportionate investment growth among such FT Funds (other than in response to a subsequent investment designation filed with respect to the Participant’s Account). 5.6.5 In the event the Administrator or its designee receives an initial or revised investment designation which it deems to be incomplete, unclear, not in accordance with procedures established pursuant to this Section 5.6 or otherwise improper, the Participant’s investment designation then in effect shall remain in effect (or, in the case of a deficiency in an initial designation, the Participant shall be considered to have filed no investment designation) until a complete investment designation is filed in accordance with the rules and procedures established by the Administrator. 5.6.6 The Administrator may determine at any time to vary the rules provided above to accord with the requirements of any FT Fund, for ease in administration or for any other reason. 5.6.7 It is intended that all Participants be required to direct the deemed investment of their Accounts to the extent set forth in this Section 5.6. In the event that the Administrator possesses at any time instructions as to the deemed investment of less than all of a Participant’s Account, the Participant shall be deemed to have designated that the non-directed portion of his or her Account be deemed invested in a money market fund (or if a money market fund does not then exist, in the separate FT Fund which most closely resembles a money market fund or that is otherwise selected by the Administrator). 5.6.8 Notwithstanding anything contained herein to the contrary, neither the Administrator, the Company, any Affiliate nor any other person shall have any liability for any loss arising from or as a result of any investment designation or deemed designation by a Participant pursuant to Section 5.4 or this Section 5.6 or the performance of any of the FT Funds. In addition, such persons or entities shall have no responsibility to determine the appropriateness of any individual Participant’s investment designation or of the particular FT Funds made available for Participant designation under the Plan. ARTICLE VI Entitlement to Benefits 6.1. Separation from Service – In the event of a Participant’s Separation from Service for any reason other than death, he or she shall become entitled to the full amount of the vested balance of his or her Account, payable in the manner and at the time according to the provisions of ARTICLE VII. 6.2. Death – In the event of the death of a Participant prior to his or her Separation from Service, the full amount of the vested balance of his or her Account shall become payable, in the manner and at the time according to the provisions of ARTICLE VII, to the Participant’s designated Beneficiary.

6.3. In-Service Distribution – Notwithstanding Sections 6.1 and 6.2 above, and solely as it relates to Participants who are not Phantom Participants, in the event of an election for an in-service distribution under Section 7.4.2.4 with respect to the Compensation deferral contributions allocated for an Election Year, the Value of the vested portions of the Account attributable to such contributions shall be distributed as provided in Section 7.4.2.4. 6.4. Vesting – A Participant shall at all times be fully vested in his or her Account, but shall not be entitled to a distribution of any portion of the Account until the date of a Distribution Event, at which time his or her Account shall be payable according to, and in such manner and at such time or times provided under, the provisions of ARTICLE VII. 6.5. Clawbacks – Subject to the last sentence of this Section, and notwithstanding any other provision of the Plan to the contrary, any portion of a Participant’s Account attributable to deferrals of cash incentive or bonus compensation shall be subject to potential forfeiture, cancellation, recoupment, rescission, payback or other action in accordance with the terms of the Company Compensation Clawback Policy, as amended from time to time (the “Policy”). As a condition of participation in the Plan, the Participant agrees and consents to the Company’s application, implementation and enforcement of (a) the Policy or any similar policy established by the Company that may apply to the Participant and (b) any provision of applicable law relating to forfeiture, cancellation, rescission, payback or recoupment of compensation, and expressly agrees that the Company may take such actions as are necessary to effectuate the Policy, any similar policy (as applicable to the Participant) or applicable law without further consent or action being required by the Participant. This Section 6.5 shall not apply to Phantom Participants or any portion of a Phantom Participant’s Account. ARTICLE VII Distribution of Benefits 7.1. Benefits Payable upon Separation from Service – Upon a Participant’s Separation from Service with the Company or an Affiliate for any reason other than death, distribution of the vested balance of the Participant’s Account (which is not subject to an election under Section 7.4.2.4) shall be made (or begun) on such date as may be irrevocably elected by the Participant in the Participant’s Payment Option Election under Sections 7.4.2.1 and 7.4.2.2, or such later date as may be applicable by reason of Section 7.1.2 or 7.5.2. If the Participant did not complete and file with the Administrator a valid and timely Payment Option Election with respect to any deferrals, then the vested balance of the Participant’s Account attributable to deferrals for which a Payment Option Election has not been completed shall be distributed in a single lump sum on (i) (x) the first (1st) business day of the month following the Separation from Service or, (y) with respect a Phantom Participant, his or her Distribution Event (i.e., the sixth (6th) business day following such Separation from Service), or (ii) such later date as may be applicable by reason of Section 7.1.2 or 7.5.2. Each date on which a distribution is actually made pursuant hereto is referred to as the Participant’s Distribution Date, and the distribution shall be determined and valued in accordance with Sections 5.4 and 5.5 as of such Distribution Date. 7.1.1 Cash Out – Notwithstanding the foregoing, and without regard to any Payment Option Election the Participant may have filed with the Administrator, if, on the date of the Participant’s Separation from Service or, with respect to a Phantom Participant, the Phantom Participant’s Distribution Event, as applicable, the vested portion of his or her Account has a Value of less than $19,500 (or such higher “applicable dollar amount” under Sections 402(g)(1)(B) and 402(g)(4) of the Code), the entire vested portion of his or her Account shall be distributed in a single lump sum on (i) (x) the first (1st) business day of the month following the Separation from Service or, (y) with respect to a Phantom Participant, his or her Distribution Event, or (ii) such later date as may be applicable by reason of Section 7.1.2 or 7.5.2. 7.1.2 Six-Month Delay for Specified Employees – Notwithstanding any provision in the Plan to the contrary, no distribution to a “Specified Employee” (as defined below) by reason of his or her Separation from Service, for any reason other than his or her death, may be made prior to the date that is the earlier of: (i) his or her date of death, or (ii) six (6) months after the date of his or her Separation from Service; in that event, his or her Distribution Date shall become (x) the first (1st) day of the month following whichever of those two dates is applicable or, (y) with respect to a Phantom Participant, the sixth (6th) business day, following whichever of those two dates is applicable. This provision shall continue to apply during any period in which any stock of any member of the Employer Group is publicly traded on an established securities market (within the meaning of § 1.897-1(m) of the Regulations) or otherwise. A “Specified Employee” is any Participant who, as of the date of his or her Separation from Service with the Employer Group, is a “key employee” (within the meaning of Section 416(i)(1)(A)(i), (ii) or (iii) of the Code, applied in accordance with the regulations issued thereunder and disregarding Section 416(i)(5)) who meets the definition of a “Specified Employee” as determined under § 1.409A-1(i) of the Regulations. The Participant will be deemed to be a key employee as of the date of his or her Separation from Service with the Employer Group if he or she met the key employee requirement at any time during the twelve (12)-month period described in the aforesaid Regulations. 7.2. Death Benefits – In the event of the death of a Participant who has an undistributed, vested balance in his or her Account: 7.2.1 Effect of Payment Option Election – Distribution of the vested balance of the Participant’s Account shall be made (or begun) to the Participant’s Beneficiary on the date specified in the Participant’s Payment Option Election completed in accordance with the provisions of Section 7.4 or as of any other date determined in accordance with the terms of the Plan and consistent with the provisions of Section 409A. If the Participant did not complete a Payment Option Election with respect to any deferrals, the vested portion of the Participant’s Account attributable to deferrals for which a Payment Option Election has not been completed shall be distributed to the Participant’s Beneficiary in a single lump sum on (i) (x) the first (1st) business day of the month following the Separation from Service by reason of death or, (y) with respect to a Phantom Participant, his or her Distribution Event (i.e., the sixth (6th) business day following such Participant’s Separation from Service by reason of death), or (iii) such later date as may be applicable by reason of Section 7.5.2. Each date on which a distribution is actually made pursuant hereto is referred to as the Beneficiary’s Distribution Date, and the distribution shall be determined and valued in accordance with Sections 5.4 and 5.5 as of the Distribution Date.

7.2.2 Beneficiary Designation – Each Participant from time to time may designate any person or persons (who may be named contingently or successively) to receive such benefits as may be payable under the Plan upon or after his or her death, and such designation may be changed from time to time by the Participant by filing a new designation. Each designation will revoke all prior designations by the same Participant, shall be in form prescribed by the Administrator, and will be effective only when filed in writing or electronically with the Administrator during the Participant’s lifetime. 7.2.3 Failure to Designate Beneficiary – In the absence of a valid Beneficiary designation, or if, at the time any benefit payment is due to a Beneficiary, there is no living Beneficiary eligible to receive the payment, validly named by the Participant, the Company or an Affiliate shall distribute any such benefit payment to the person or persons designated to receive the Participant’s accrued benefit from the Parent 401(k) Plan (or if such Participant does not have an accrued benefit under the Parent 401(k) Plan, the person or persons designated to receive the Participant’s accrued benefit from the LM 401(k) Plan). In the absence of a valid designation to a living person under the Parent 401(k) Plan or the LM 401(k) Plan, the Company or an Affiliate shall distribute the benefit payment to the Participant’s estate. In determining the existence or identity of anyone entitled to a benefit payment, the Administrator may rely conclusively upon information supplied by the personal representative of the Participant’s estate. In the event of a lack of adequate information having been supplied to the Administrator, or in the event that any question arises as to the existence or identity of anyone entitled to receive a benefit payment as aforesaid, or in the event that a dispute arises with respect to any such payment, or in the event that a Beneficiary designation conflicts with applicable law, or in the event the Administrator is in doubt for any other reason as to the right of any person to receive a payment as Beneficiary then, notwithstanding the foregoing, the Company or an Affiliate, in the sole discretion of the Administrator, may, in complete discharge, and without liability to the Administrator, the Company, any Affiliate or any other person for any tax or other consequences which might flow therefrom: (i) distribute the payment to the Participant’s estate, (ii) retain such payment, without liability for interest, until the rights thereto are determined, or (iii) deposit the payment into any court of competent jurisdiction. 7.3. Benefits Payable in Service or upon Separation from Service – If a Participant made an irrevocable election under Section 7.4.2.4 for an in-service distribution, the vested portion of the Participant’s Account subject to such election will be distributed as provided in such Section. Each date on which a distribution is actually made pursuant hereto is referred to as the Participant’s Distribution Date, and the distribution shall be determined and valued in accordance with Sections 5.4 and 5.5 as of such Distribution Date. 7.4. Payment Option Elections – Payment elections, and changes therein, have been previously made by Participants by the filing of a completed Payment Option Election in accordance with the Plan or the Phantom Plan, as applicable. 7.4.1 Initial and Subsequent Elections – Simultaneously with the filing of his or her Compensation Deferral Agreement, or as a part thereof, each Participant completed and filed a Payment Option Election. The Payment Option Election may not be changed at any time and, except as provided in Section 7.4.2.4.1, and solely as it relates to Participants who are not Phantom Participants, the Participant shall have no further right to file a revised Payment

Option Election, or to alter any election set forth in a Payment Option Election. If the Participant did not complete a Payment Option Election with respect to any deferrals, the vested portion of the Participant’s Account attributable to deferrals for which a Payment Option Election has not been completed shall be distributed in a single lump sum on (i) (x) the first (1st) business day of the month following the Separation from Service or, (y) with respect to a Phantom Participant, his or her Distribution Event (i.e., the sixth (6th) business day following such Separation from Service), or (iii) such later date as may be applicable by reason of Section 7.1.2 or 7.5.2. 7.4.2 Available Options – The Payment Option Election provided each Participant with the following choices: 7.4.2.1 Form of Distribution following a Separation from Service – The Participant could have elected to have his or her distribution paid following a Separation from Service in either of the following two forms: 7.4.2.1.1 an immediate lump sum distribution on the date elected pursuant to Section 7.4.2.2; or 7.4.2.1.2 subject to Section 7.1.1, in three (3) annual installments commencing on the date elected pursuant to Section 7.4.2.2 and thereafter on each of the next two anniversaries of that date. The first (1st) installment shall equal one-third of the vested balance of the Account, the second installment shall equal one-half of the remaining vested balance of the Account, and the third installment shall equal the entire remaining vested balance of the Account. 7.4.2.2 Timing of Distribution following a Separation from Service – The Participant could have elected to have his or her distribution paid (or begun) on either of the following dates (or such later date as may be applicable by reason of Section 7.1.2 or 7.5.2): 7.4.2.2.1 The first (1st) business day of the month after the (i) date of the Participant’s Separation from Service; or (ii) the first (1st) anniversary of the Participant’s Separation from Service; or 7.4.2.2.2 With respect to each Phantom Participant, (i) the date of the Phantom Participant’s Distribution Event; or (ii) the sixth (6th) business day of the calendar year following the date of the Phantom Participant’s Distribution Event. In addition, if the Phantom Participant made the election under clause (ii) of this Section 7.4.2.2.2, the Phantom Participant could also elect that the election would not apply unless his Separation from Service occurs on or after he or she has reached a specified age (as elected by the Phantom Participant). 7.4.2.3 Form of Death Benefit Distribution – Upon the death of a Participant who, pursuant to Section 7.4.2.1.2, had elected installments for his or her lifetime distribution, the vested balance of the Participant’s Account shall be paid in accordance with the form of death benefit the Participant had elected in his or her Payment Option Election pursuant to Section 7.2.1.

7.4.2.4 In-Service Distributions – A Participant, other than a Phantom Participant, could elect to have the Value of the Participant’s Account (including the Return thereon) credited for an Election Year, distributed in a lump sum distribution on August 1st of the fifth (5th) calendar year following the end of the Election Year for which such contributions were credited (or such later date as may be applicable by reason of Section 7.5.2). However, if the Participant elected an in-service distribution under this Section 7.4.2.4 and has a Separation from Service prior to the date the respective in-service distribution is made, the portion of the Participant’s Account subject to such election shall be distributed in a lump sum distribution on the first (1st) business day of the month following the Participant’s Separation from Service (or such later date as may be applicable by reason of Section 7.1.2 or 7.5.2). The lump sum distribution under this Section 7.4.2.4 shall be in such form as is determined under Section 7.5.1. For the avoidance of doubt, any references to this Section 7.4.2.4 in the Plan shall not apply to Phantom Participants. 7.4.2.4.1 Any Participant who has made an irrevocable election under Section 7.4.2.4 may make a subsequent election to change the Distribution Date under such Section. Any election to change such Distribution Date (i) cannot take effect until at least twelve (12) months after the date of the election, (ii) must defer payment for five (5) years from the Distribution Date on which payment would otherwise be made pursuant to the respective earlier election under Section 7.4.2.4, and (iii) must be made no less than twelve (12) months before the originally scheduled fixed Distribution Date. The newly elected Distribution Date shall be the fixed Distribution Date for purposes of Section 7.4.2.4, which shall be subject to a further, subsequent deferral election under this Section 7.4.2.4.1. Timely and validly making any subsequent deferral election is solely the responsibility of the Participant, regardless of whether the Administrator provides any information as to the deadlines for such subsequent deferral elections. 7.4.3 Invalid Election – If a Payment Option Election does not conform to the requirements of Section 409A, then such Payment Option Election shall be void and the Participant shall be deemed not to have filed a Payment Option Election with respect to the portion of the Participant’s Account to which such invalid Payment Option Election relates. 7.5. Administration of Distributions – 7.5.1 Mode of Distribution – The Company or an Affiliate shall make all distributions from each Participant’s Account in cash based on the Value calculated in accordance with Sections 5.4 and 5.5 of the vested portion of the Participant’s Account (except as to distributions under Section 7.4.2.4, and solely as it relates to Participants who are not Phantom Participants, which, in the sole discretion of the Administrator, may be made in cash or in-kind in shares of the FT Funds to which the portion of the Participant’s Account being distributed was deemed invested).

7.5.2 Administrative Delay – All distributions made pursuant to this ARTICLE VII: 7.5.2.1 shall be made on or as soon as administratively practicable after the stated date of distribution provided in this ARTICLE VII, without regard to this Section 7.5.2, but in no event later than the end of the Participant’s taxable year which includes such stated date of distribution or, if later, two and one-half (2½) months after such stated date of distribution, provided that the Participant is not permitted directly or indirectly to designate the taxable year of the payment, or 7.5.2.2 with respect to Phantom Participants, shall be made on or as soon as administratively practicable after (but in no event more than ninety (90) days after) the date of the Distribution Event that gave rise to the distribution. In the event of an administrative delay, the Participant’s Distribution Date shall become whichever of those two dates is applicable. Any distribution so delayed shall be paid on, and the amount to be paid to a Participant or Beneficiary with respect to an Account shall be determined, valued and reported as of, the delayed Distribution Date. 7.5.3 Deductions – Any amounts payable under the Plan shall be subject to such deductions or withholdings, including, without limitation, any federal and state income taxes and FICA taxes as may be required by law, but shall not be deemed to be salary or other compensation for the purpose of computing benefits to which the Participant may be entitled under any retirement plan or other arrangement of the Company or any Affiliate for the benefit of its employees generally. With respect to distributions which are made in-kind in shares of FT Funds under Section 7.4.2.4 and solely as it relates to Participants who are not Phantom Participants, in lieu of such tax withholding, the Participant may pay to the Company or an Affiliate on or before the Distribution Date the amount the Company or Affiliate would otherwise deposit as federal and state income taxes and FICA taxes with respect to the distribution and thus avoid having to have the distribution reduced by such tax withholding; otherwise, the Participant shall be required to pay to the Company or Affiliate the amount the Company or Affiliate is required to deposit as tax withholding on or before the due date of the deposit. 7.5.4 Payment to Minor or Incompetent – If any person to whom a payment is due under the Plan is a minor, or is found by the Administrator to be incompetent by reason of physical or mental disability, the Administrator shall have the right to cause the payments becoming due to such person to be made to another for his or her benefit, without responsibility of the Administrator to see to the application of such payments, and such payments will constitute a complete discharge of the liabilities of the Company or Affiliate with respect thereto. 7.5.5 Domestic Relations Order – To the extent permitted by and consistent with the provisions of Section 409A, payments shall be made to an alternate payee of the Participant to the extent required under a Domestic Relations Order (a “DRO”) as defined by Section 414(p)(1)(B) of the Code, that is applicable to the Plan. Any amount payable under the Plan to an alternate payee under a DRO shall be paid to the alternate payee designated in such DRO rather than to the Participant; provided, however, that such payment: (i) shall be reported for income tax purposes as a payment to the Participant, and (ii) shall only be paid to the alternate payee in such form, and at such time, as it would have been paid to the Participant but for the DRO. 7.5.6 Location of Participants and Beneficiaries – Any communication, statement or notice addressed to a Participant (or Beneficiary) at his or her last post office address filed with the Company or an Affiliate, or if no such address was filed with the Company or an Affiliate then at his or her last post office address as shown on the Company’s or Affiliate’s records, shall be binding on the Participant (or Beneficiary) for all purposes of the Plan. Except for the sending of a registered letter to the last known address, the Administrator shall not be obliged to search for any Participant (or Beneficiary). If the Administrator notifies any Participant (or Beneficiary) that he or she is entitled to an amount under the Plan and the Participant (or Beneficiary) fails to claim such amount or make his or her location known to the Administrator within three (3) years, then, except as otherwise required by law, the Administrator shall have the right to treat the amount payable as a forfeiture. 7.5.7 Compliance with Section 409A – Notwithstanding anything herein to the contrary, all distributions hereunder are intended to be made in accordance with the provisions of Section 409A (to the extent applicable), and to the extent that Section 409A applies to any provision of the Plan and such provision is subject to more than one interpretation or construction, such ambiguity shall be resolved in favor of that interpretation or construction which is consistent with the provision complying with the applicable provisions of Section 409A. Each payment under the Plan shall be treated as a separate payment for purposes of Section 409A. 7.6. Limitation on Payment Liability – The Company’s or Affiliate’s obligation to make any benefit distribution payment pursuant to this ARTICLE VII (or otherwise under the Plan) shall be limited to the vested amount credited to the Participant’s Account as of the valuation date pertaining to such payment. Neither the Plan nor any action taken pursuant thereto guarantees any fixed dollar amount of payments to the Participant or his or her Beneficiary, estate or representative. The amount of payment under the Plan shall vary in accordance with the provisions of ARTICLE V, and neither the Company, any Affiliate or the Administrator, nor any of their representatives, shall be responsible for any decrease in value of the Account by reason of investment performance reflected therein. ARTICLE VIII Administration 8.1. Administrative Authority – Except as otherwise specifically provided herein, the Company shall have the sole responsibility for and the sole control of the operation and administration of the Plan, and shall have the power and authority to take all action and to make all decisions and interpretations which may be necessary or appropriate in order to administer and operate the Plan, including, without limiting the generality of the foregoing, the power, duty and responsibility to: (i) resolve and determine all disputes or questions arising under the Plan, including the power to determine the rights of Employees, Participants and Beneficiaries, and their respective benefits, and to remedy any ambiguities, inconsistencies or omissions; (ii) adopt such rules of procedure and regulations as in its opinion may be necessary for the proper and efficient administration of the Plan and as are consistent with the Plan; (iii) implement the Plan in accordance with its terms and such rules and regulations; (iv) notify the Participants of any amendment or termination of, or of a change in any benefits available under, the Plan; and (v) prescribe such forms as may be required for Employees to make elections under, and otherwise participate in, the Plan. The power and authority of the Company under the Plan shall be delegated in the manner described in Section 8.2. 8.2. Plan Administration – The Plan shall be operated and administered on behalf of the Company by an Administrator. The Administrator shall be governed by the following: 8.2.1 LM & Co. shall be the Administrator in the absence of any designation to the contrary by the Company. Alternatively, LM & Co. may establish an Administrative Committee pursuant to Section 8.3 to act as the Administrator. Except as the Company shall otherwise expressly determine, the Administrator shall have full authority to act for the Company before all persons in any matter directly pertaining to the Plan, including the exercise of any power or discretion otherwise granted to the Company pursuant to the terms of the Plan. However, the following powers shall be reserved to the Company and/or LM & Co., as applicable, even if an Administrative Committee is appointed as Administrator: (i) the power to amend or terminate the Plan (including exercise of the discretion described in Section 9.3) and (ii) the power to appoint the membership of the Administrative Committee pursuant to Section 8.3.1. 8.2.2 The Administrator may appoint any persons or firms, or otherwise act to secure specialized advice or assistance, as it deems necessary or desirable in connection with the administration and operation of the Plan; and the Administrator shall be entitled to rely conclusively upon, and shall be fully protected in any action or omission taken by it in good faith reliance upon, the advice or opinion of such firms or persons. The Administrator shall have the power and authority to delegate from time to time all or any part of its duties, powers or responsibilities under the Plan, both ministerial and discretionary, as it deems appropriate, to any person, and in the same manner to revoke any such delegation of duties, powers or responsibilities. Any action of such person in the exercise of such delegated duties, powers or responsibilities shall have the same force and effect for all purposes hereunder as if such action had been taken by the Administrator. Further, the Administrator may authorize one or more persons to execute any certificate or document on behalf of the Administrator, in which event any person notified by the Administrator of such authorization shall be entitled to accept and conclusively rely upon any such certificate or document executed by such person as representing action by the Administrator until such third person shall have been notified of the revocation of such authority. The Administrator shall not be liable for any act or omission of any person to whom the Administrator’s duties, powers or responsibilities have been delegated, nor shall any person to whom any duties, powers or responsibilities have been delegated have any liabilities with respect to any duties, powers or responsibilities not delegated to him. 8.2.3 All representatives of the Company and LM & Co. and/or members of the Administrative Committee shall use ordinary care and diligence in the performance of their duties pertaining to the Plan, but no such individual shall incur any liability: (i) by virtue of any contract, agreement, bond or other instrument made or executed by him or on his or her behalf in his or her official capacity with respect to the Plan, (ii) for any act or failure to act, or any mistake or judgment made, in his or her official capacity with respect to the Plan, unless resulting from his or her gross negligence or willful misconduct, or (iii) for the neglect, omission or wrongdoing of any other person involved with the Plan. The Company shall indemnify and hold harmless each such individual who is an Employee from the effects and consequences of his or her acts, omissions and conduct in his or her official capacity with respect to the Plan, except to the extent that such effects and consequences shall result from his or her own willful misconduct or gross negligence. If any matter arises as to which an individual is entitled to indemnity hereunder, the indemnitee shall give the Company prompt written notice thereof. The Company, at its own expense, shall then take charge of the disposition of the asserted liability, including compromise or the conduct of litigation. The indemnitee may, at his or her own expense, retain his or her own counsel and share in the conduct of any such litigation, but the failure to do so shall not adversely affect his or her right to indemnity. 8.2.4 Nothing in the Plan shall be construed so as to prevent any person involved in administration of the Plan from receiving any benefit to which he or she may be entitled as a Participant. 8.2.5 Expenses incurred in the administration and operation of the Plan (including the cost of any Returns and the functioning of the Administrative Committee) shall be paid by the Company or the Affiliates in proportion to the level of participation for their employees in the Plan for the respective Election Year, determined by the Administrator in such manner as it determines in its sole discretion. Notwithstanding anything to the contrary herein, distributions under the Plan may be made by the Company or any Affiliate as authorized by the Administrator. 8.3. Administrative Committee – LM & Co. may designate and appoint a committee, to be known as the Administrative Committee, as Administrator. If an Administrative Committee is not appointed, the officers of LM & Co. shall comprise the Administrative Committee. Except to the extent that the Company or LM & Co. has retained any power or authority, or allocated duties and responsibilities to another, the Administrative Committee shall have full power and authority to administer and operate the Plan in accordance with its terms and in particular the authority contained in this ARTICLE VIII, and, in acting pursuant thereto, shall have full power and authority to deal with all persons in any matter directly connected with the Plan, in accordance with the following provisions: 8.3.1 The Administrative Committee shall consist of one or more individuals designated by LM & Co. Subject to his or her right to resign at any time, each member of the Administrative Committee shall serve (without compensation, unless otherwise determined by LM & Co.) at the pleasure of LM & Co., and LM & Co. may appoint, and may revoke the appointment of, additional members to serve with the Administrative Committee as may be determined to be necessary or desirable from time to time. Each member of the Administrative Committee, by accepting his or her appointment to the Administrative Committee, shall thereby be deemed to have accepted all of the duties and responsibilities of such appointment, and to have agreed to the faithful performance of his or her duties thereunder.

8.3.2 The Administrative Committee shall adopt such formal organization and method of operation as it shall deem desirable for the conduct of its affairs. The Administrative Committee shall act as a body, and the individual members of the Administrative Committee shall have no powers and duties as such, except as provided herein; the Administrative Committee shall act by vote of a majority of its members at the time in office, either at a meeting or in writing without a meeting. 8.3.3 Subject to Section 8.5, the determination of the Administrative Committee on any matter pertaining to the Plan within the powers and discretion granted to it shall be final and conclusive on all Participants and all other persons dealing in any way or capacity with the Plan. 8.4. Third Party Services – The Company, LM & Co. or the Administrator may contract with any third party to provide services under the Plan for the convenience of the Company, LM & Co. or the Administrator, including, but not limited to, the enrollment of Covered Employees as Participants, the maintenance of individual or other accounts and other records, the making of periodic reports and the disbursement of benefits to Participants and Beneficiaries. 8.5. Claims Procedure – A claims procedure (including a procedure for review of an adverse claim determination) that is intended to meet the requirements of Section 503 of ERISA and DOL Regs. § 2560.503-1, is annexed to the Plan as Appendix A. ARTICLE IX Amendment and Termination 9.1. Right to Amend – Subject to Sections 9.5 and 9.6, the Company and/or LM & Co. shall have the right to amend the Plan in writing, at any time, and with respect to any provisions hereof, and all parties hereto or claiming any interest hereunder shall be bound thereby. The Company shall generally act through the Administrator in actions under this ARTICLE IX. 9.2. Amendment Required by Federal Law – Notwithstanding the provisions of Section 9.5, the Plan may be amended at any time, retroactively if required, by the Company or LM & Co. if found necessary in order to conform to the provisions and requirements of the Code (including, without limitation, Section 409A) or ERISA, or any similar act or any amendments thereto or regulations promulgated thereunder. 9.3. Right to Terminate Plan – Subject to Sections 9.5 and 9.6 and to the remainder of this Section 9.3, the Company, LM & Co. and, as to its own Participants, each unrelated Affiliate, reserves the right, at any time, and in its sole discretion, to terminate the Plan at any time, but only if the conditions described in Section 9.3.1 are extant at the time at which the Company, LM & Co. or the unrelated Affiliate acts to terminate the Plan (or such later date as of which the termination is to be effective). 9.3.1 Circumstances Under Which Plan May Terminate – Unless otherwise permitted under Section 409A, the Plan may terminate only if one or more of the following sets of circumstances exist on the date such termination is to be effective:

9.3.1.1 Dissolution or Bankruptcy – Termination and liquidation of the Plan: (i) within twelve (12) months of a corporate dissolution taxed under Section 331 of the Code, or (ii) with the appointment of a bankruptcy court pursuant to 11 U.S.C. § 503(b)(1)(A), in either case under conditions described in § 1.409A-3(j)(4)(ix)(A) of the Regulations. 9.3.1.2 Change in Control – Termination and liquidation of the Plan pursuant to irrevocable action taken by the Company, LM & Co. or, as to its own Participants, an unrelated Affiliate within the thirty (30) days preceding or the twelve (12) months following a Change in Control Event under conditions described in § 1.409A-3(j)(4)(ix)(B) of the Regulations. For this purpose, a “Change in Control Event” is any one of the following (to the extent that it qualifies as such under § 1.409A-3(i)(5) of the Regulations): (i) a change in ownership within the meaning of § 1.409A-3(i)(5)(v) of the Regulations, (ii) a change in effective control within the meaning of § 1.409A-3(i)(5)(vi) of the Regulations, or (iii) a change in the ownership of assets within the meaning of § 1.409A-3(i)(5)(vii) of the Regulations. 9.3.1.3 Other Plan Termination – Termination and liquidation of the Plan under the conditions described in § 1.409A-3(j)(4)(ix)(C) of the Regulations. 9.3.1.4 Other Circumstances – Termination and liquidation of the Plan under such circumstances as may be prescribed in generally applicable guidance published by the Internal Revenue Service. 9.3.2 Impact of Plan Termination – Upon termination of the Plan, the entire Account of each affected Participant (or Beneficiary) shall be one hundred percent (100%) vested and distributed in a single lump sum (notwithstanding any continuing elections by the affected Participants as to form or timing of distributions), such distribution to occur as soon as administratively practicable, but, where applicable, only within the time parameters set forth in Section 9.3.1. 9.3.3 Pre-Existing Distribution Rights – Termination of the Plan shall not affect the form or timing of benefits to any Participant who becomes entitled thereto pursuant to ARTICLE VI and ARTICLE VII without regard to the Plan termination, but only to the extent that such payments would have been made prior to the date on which the lump sum distribution of all distributions upon Plan termination, pursuant to Section 9.3.2, is to be made. 9.4. Employer-Level Change – Subject to Section 9.6: 9.4.1 Cessation of Business – Notwithstanding any other provision of the Plan to the contrary, in the event the Company ceases to actively carry on the trade or business in which a Participant was employed and if the cessation is not pursuant to a transaction whereby a successor entity assumes the obligations under the Plan (including the sale of all of the stock of an Affiliate), the entire value of the Account of an affected Participant shall be one hundred percent (100%) vested and distributed in a single lump sum to the Participant (or, in the event the

Participant is not then living, to the Beneficiary designated in accordance with Section 7.2) on such Distribution Date permitted by applicable Regulations, but only if, in connection with the cessation of business: (i) the cessation is in conjunction with an event that constitutes a permissible payment event described in Section 9.3, or (ii) the distribution is otherwise permitted under regulations or other guidance issued by the Internal Revenue Service under Section 409A on the basis that a Change in Control Event as defined in Section 9.3.1 has occurred. 9.4.2 Successor to Company – In the event of the merger, consolidation, sale of all or substantially all the assets, or reorganization, of the Company: 9.4.2.1 Provision may be made by which the Plan will be continued by the successor employer, in which case such successor shall be substituted for the Company under the Plan and Section 9.4.1 shall not apply to the transaction. The substitution of the successor shall constitute an assumption of Plan liabilities by the successor and the successor shall have all of the powers, duties and responsibilities of the Company under the Plan. 9.4.2.2 If the action described in Section 9.4.2.1 has not been taken within ninety (90) days from the effective date of the transaction, the Plan shall be deemed to have been terminated as of the effective date of the transaction, but not earlier than the earliest date permitted under Section 9.3.1, and the provisions of Section 9.3 shall be applicable thereto. 9.4.2.3 In the event of a transaction described in this Section 9.4.2 which applies to a portion of the Company, the provisions of this Section 9.4.2 shall apply only to the employees transferred in connection therewith. 9.5. Preservation of Rights – Amendment or termination of the Plan shall not affect the rights of any Participant (or Beneficiary) to payment of the amount in his or her Account, to the extent that such amount was payable under the terms of the Plan prior to the effective date of such amendment or termination. However, no action taken in accordance with Section 9.2 or 9.3 shall be deemed prejudicial to any interest of any Employee or Participant. 9.6. Section 409A Compliance – The Plan may not be amended or terminated in any way that results in a violation of Section 409A. In particular, except to the extent permitted by § 1.409A-3(j) of the Regulations, no amendment or termination of the Plan shall in any way (including a change in form of distribution) result in acceleration of the timing or amount of any payment (or any portion thereof) due under the Plan. An amendment that permits acceleration for any one or more of the reasons that constitute exceptions to the prohibition on acceleration of payments, pursuant to § 1.409A-3(j)(4) of the Regulations, shall not be deemed to be in violation of this Section 9.6. ARTICLE X Multiple-Employer Provisions 10.1. Adoption by Other Employers – Subject to approval of LM & Co., the Plan may be adopted by any Affiliate. Such adoption and approval shall be evidenced by the execution of an adoption agreement by LM & Co. and the adopting employer (an “Adoption Agreement”). 10.2. Separate Plans – It is intended that the provisions of the Plan shall apply separately to any participating Affiliate that is unrelated to the Company, and to the Participants of each such participating unrelated Affiliate, and, except as otherwise provided in this ARTICLE X, the Plan shall constitute a separate Plan for each participating Affiliate that is unrelated to the Company. 10.3. Participation – The participation of any participating Affiliate in the Plan shall become effective as of the date the Adoption Agreement is executed and approved as provided in Section 10.1, or on such other date as may be set forth in said Adoption Agreement. Once participation by a participating Affiliate has begun, such participation shall continue until terminated by the Company, LM & Co. or the participating Affiliate in accordance with the terms of the Plan. 10.4. Combined Service – Except as otherwise provided in the Adoption Agreement, the term “service” or “employment” shall be deemed to refer equally to service with any participating Affiliate or the Company, so that, for any purpose under the Plan, service with any participating Affiliate or the Company shall be deemed to be the equivalent of service with any other participating Affiliate or the Company. A Participant shall be deemed to have had a Separation from Service only upon a Separation from Service with the participating Affiliate or Company, as applicable, and all other employers who are members of the same Employer Group. 10.5. Administration – The term “Company” as used in ARTICLE VIII, pertaining to administration of the Plan, refers only to the Sponsor. 10.6. Amendment – No Affiliate other than LM & Co. has the right to amend the Plan. The Company and LM & Co. each are vested with the power to amend the Plan in any manner consistent with ARTICLE IX, and such amendment will bind the Company and each participating Affiliate and its Participants. 10.7. Termination – A participating, unrelated Affiliate may terminate its participation in the Plan, pursuant to ARTICLE IX, at any time. Any such action shall operate only as to the Participants employed by that participating Affiliate and shall be subject to the restrictions of Section 9.3. Only the Company or LM & Co. shall have the right to terminate the Plan, pursuant to ARTICLE IX, with respect to all Participants. ARTICLE XI Miscellaneous 11.1. Limitations on Liability of Company – Neither the establishment of the Plan nor any modification thereof, nor the creation of any Account, nor the payment of any benefits, shall be construed as giving to any Participant or other person any legal or equitable right against the Company or any Affiliate (or any person connected therewith), except as provided by law or by any Plan provision. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a fiduciary relationship between the Company or any Affiliate (or any person connected therewith) and any Participant, Beneficiary or other person. In no event shall the Company or any Affiliate (or any person connected therewith) be liable to any person for the failure of any Participant, Beneficiary or other person to be entitled to any particular tax consequences with respect to the Plan or any contribution thereto or distribution therefrom. 11.2. Construction – The Plan is intended to be exempt from ERISA (other than reporting and disclosure requirements and claims procedures, as to which no exemption is available) and, if any provision of the Plan is subject to more than one interpretation or construction, such ambiguity shall be resolved in favor of that interpretation or construction which is consistent with the Plan being so exempted. In case any provision of the Plan shall be held to be illegal or void, such illegality or invalidity shall not affect the remaining provisions of the Plan, but shall be fully severable, and the Plan shall be construed and enforced as if said illegal or invalid provisions had never been inserted herein. For all purposes of the Plan, where the context admits, words in the masculine gender shall include the feminine and neuter genders, the singular shall include the plural, and the plural shall include the singular. Headings of articles and sections are inserted only for convenience of reference and are not to be considered in the construction of the Plan. Except to the extent preempted by the laws of the United States of America, the laws of Maryland shall govern, control and determine all questions arising with respect to the Plan and the interpretation and validity of its respective provisions. Participation under the Plan will not give any Participant the right to be retained in the service of the Company or an Affiliate or any right or claim to any benefit under the Plan unless such right or claim has specifically accrued hereunder. The Plan shall be construed in such manner as to comply with Section 409A. 11.3. Spendthrift Provision – No amount payable under the Plan will, except as otherwise specifically provided by law, be subject in any manner to anticipation, alienation, attachment, garnishment, sale, transfer, assignment (either at law or in equity), levy, execution, pledge, encumbrance, charge or any other legal or equitable process, and any attempt to do so will be void; nor will any benefit be in any manner liable for or subject to the debts, contracts, liabilities, engagements or torts of the person entitled thereto. The foregoing shall not preclude any arrangement for: (i) the withholding of taxes from Plan benefit payments, (ii) the recovery by the Plan of overpayments of benefits previously made to a Participant, or (iii) the direct deposit of benefit payments to an account in a banking institution (if not part of an arrangement constituting an assignment or alienation). In the event that any Participant’s benefits are garnished or attached by order of any court, the Company may bring an action for a declaratory judgment in a court of competent jurisdiction to determine the proper recipient of the benefits to be paid by the Plan. During the pendency of said action, any benefits that become payable shall be paid into the court as they become payable, to be distributed by the court to the recipient it deems proper at the close of said action. 11.4. Tax Consequences of Payments – The Company does not make any representations as to the tax consequences of any compensation or benefits provided hereunder (including, without limitation, under Section 409A). The Participant is solely responsible for any and all income, excise or other taxes imposed on Participant with respect to any and all compensation or other benefits provided to Participant.

11.5. Limitation of Rights: No Contract of Employment – The terms of the Plan shall not be deemed to constitute a contract of employment between any member of the Employer Group and the Participant, and the Participant (or his or her Beneficiary) shall have no rights against any member of the Employer Group except as may be specifically provided herein. Moreover, nothing in the Plan shall be deemed to limit in any way the right of Parent, the Company or an Affiliate to terminate a Participant’s employment at any time or be evidence of any agreement or understanding, express or implied, that Parent, the Company or an Affiliate will employ a Participant in any particular position or at any particular rate of remuneration. IN WITNESS WHEREOF, the amended and restated Plan is executed as of the execution date set forth below, with effect from and after the amendment date first set forth above. LEGG MASON, INC. By: /s/ Gwen L. Shaneyfelt Gwen L. Shaneyfelt Vice President and Chief Financial Officer Execution Date: 8/26/2023

APPENDIX A LEGG MASON, INC. AMENDED AND RESTATED DEFERRED COMPENSATION FUND PLAN As Amended and Restated Effective October 6, 2023 CLAIMS PROCEDURE Initial Claim If you think you have a problem regarding your Plan benefits, you may file a written claim under the Plan’s claims procedure. For example, you may feel that you are entitled to a benefit that has not been paid, or that the benefit you are receiving has not been paid under terms or in an amount with which you are in agreement. Your claim must state the specific reason(s) why you believe you are entitled to the benefit, or why you disagree with the terms or amount of the benefit, and must be delivered to the Administrator (at the normal Company address, unless the Administrator provides a different address). Your claim will be given full and fair consideration, and the decision will be made in accordance with governing Plan documents and after taking steps to assure that the Plan provisions are applied in a manner that is consistent with the way other similar claims (if any) have been treated in the past. Unless it is determined that your claim is to be resolved in accordance with your wishes as set forth in the claim, the Administrator will provide you with a written or electronic notice of the adverse determination, setting forth: (i) the specific reason(s) for the denial, (ii) specific reference to pertinent Plan provisions on which the denial is based, (iii) a description of any material or information necessary for you to perfect your claim and an explanation of why such material or information is necessary, and (iv) an explanation of the Plan’s appeal procedure (including applicable time limits and a statement that, if your claim is adversely decided on appeal, you may bring a civil action under Section 502(a) of ERISA). The adverse determination notice will normally be provided to you within a reasonable time (but not more than ninety (90) days) after your claim has been received. However, in special circumstances requiring an extension, the ninety (90)-day period may be extended (for not more than an additional ninety (90) days unless you agree), if the Administrator gives you written notice, before the end of the initial ninety (90)-day period, setting forth the reason(s) for the extension and the estimated decision date. If the extension notice indicates that the extension is needed because you have not provided information necessary to decide your claim, and the notice asks for that information, the time limit on the extension does not begin to run until you have provided the requested information.

Appeal If you have received an adverse determination notice, and you still feel that your claim has not been properly decided, then, for a period of sixty (60) days following the date on which you received the notice, you may appeal the denial by submitting to the Administrator a written request for review. You may submit written comments, documents, records and other information relating to your claim (regardless of whether such information was submitted or considered in arriving at the initial adverse determination). Upon request, you will be provided (free of charge) with reasonable access to, and copies of, all documents, records and other information relevant to your claim. (An item is relevant only if: (i) it was relied upon in making the initial claim determination, or (ii) it was submitted, considered or generated in the course of actually making the initial claim determination, or (iii) it demonstrates compliance with the requirement that claim determinations be made in accordance with the applicable Plan provisions consistently applied). Your appeal will be given full and fair consideration, taking into account all comments, documents, records and other information you submitted. Regardless of whether or not the decision on appeal is in your favor, you will be given written or electronic notice of the decision. If the decision is adverse to you (i.e., not what you asked for), the notice will: (i) state the specific reason(s) for the adverse determination, (ii) reference the specific plan provisions on which the determination is based, (iii) advise you of your right to bring a civil action under Section 502(a) of ERISA, and (iv) state that you are entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant to your claim. Notice of the decision on your appeal will normally be provided to you within a reasonable time (but not more than sixty (60) days) after your appeal has been received. However, in special circumstances requiring an extension, the sixty (60)-day period may be extended (for not more than an additional sixty (60) days unless you agree), if the Administrator gives you written notice, before the end of the initial sixty (60)-day period, setting forth the reason(s) for the extension and the estimated decision date. If the extension notice indicates that the extension is needed because you have not provided information necessary to decide your appeal, and the notice asks for that information, the time limit on the extension does not begin to run until you have provided the requested information. General You are required to complete both the initial claim procedure and the appeal procedure before you may exercise any right to bring a civil action under Section 502(a) of ERISA (i.e., to file suit in a federal or state court). At any point in the claims procedure, you may designate someone to act as your duly authorized representative. However, you may be required to provide the Administrator with a written power of attorney or other evidence that the person is authorized to act for you.

The Company, LM & Co. or the Administrator will designate the person(s) who will review and decide your initial claim and/or your appeal. Those persons may be employees of the Company, LM & Co. or any Affiliate and the same person(s) may be assigned to both the initial claim and the appeal.